Exhibit 99.1

Kratos Defense & Security Solutions, Inc. (NASDAQ: KTOS) Divestiture of Kratos Electronic Products Division U.S. and U.K. Operations June 1, 2015

Notice Regarding Forward-Looking Statements Certain statements in this presentation may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the Company’s ability to complete the Transaction on a timely basis, or at all; the Company’s use of its tax NOL carryforwards, the estimated net cash proceeds from the Transaction and the remaining tax NOL carryforwards that may be utilized by the Company; the Company’s planned use of the proceeds from the Transaction, including the timing and proposed amounts of the Company’s repurchase of its Notes; and the Company’s business plans and prospects. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of Kratos and are subject to significant risks and uncertainty, including risks related to the Company’s ability to complete the Transaction; potential adverse reactions or changes to business relationships resulting from the Transaction; unexpected costs, charges, or expenses resulting from the Transaction; litigation or adverse judgments related to the Transaction; the Company’s inability to complete a repurchase of the Notes or the failure to realize interest expense savings from the repurchase or delay in realization thereof; product failure or delays; general economic conditions; and cutbacks in defense spending. Investors are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and Kratos undertakes no obligation to update or revise these statements, whether as a result of new information, future events or otherwise. For a further discussion of risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of Kratos in general, see the risk disclosures in the Annual Report on Form 10-K of Kratos for the year ended December 28, 2014, and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC by Kratos.

Strategic Alternatives Review - Update Kratos’ Board of Directors engaged SunTrust Robinson Humphrey to assist in a Strategic Review of the Company and its Businesses Focus was to identify businesses which could provide the opportunity for the Company to realize Significant Proceeds and Stakeholder Value, and having the potential to accelerate Kratos’ Core Growth Strategy

Strategic Alternatives Review – Update The Strategic Alternatives Review Demonstrated that Certain Kratos’ Businesses are Highly Sought After and Extremely Valuable: Unmanned Systems Business – Aerial, Ground, Seaborne Satellite Communications/Signal Monitoring/Cyber Security Business Electronic Products Supporting: Missile Systems, Radars, Electronic Warfare, Intelligence Surveillance & Reconnaissance Modular Systems Business Supporting: Missile Systems, Radars, Surface Combatants, Electromagnetic Rail Gun, Directed Energy Weapons, Unmanned Aerial Systems and Hardened Facilities Disruptive Systems Business Supporting: Hypersonics, Electromagnetic Rail Gun, Directed Energy Systems, BMD Missile Target Systems Public Safety & Security – Critical Infrastructure Security

KRATOS
FROM STRENGTH TO SUCCESS

What We Divested

- After several months of careful consideration of several alternatives and opportunities, Kratos' board of directors made the decision to divest the U.S. / U.K. operations of Kratos' electronic products division
- This segment designs and produces RF and microwave integrated systems and subsystems for use in radar, EW, communication, missile, flight test, and simulation applications, primarily for the U.S. market
- Customers include: Northrop Grumman, Boeing, Lockheed Martin, Raytheon, Republic of Korea Navy, U.S. Navy, U.S. Air Force, Harris, Government of Australia, and Airbus
- We are maintaining ownership of our Israeli-based subsidiary, Eyal / GMIC, which builds similar products for the Israeli and U.S. markets

Top Customers

Australia

Republic of Korea Navy

BOEING

HARRIS

LOCKHEED MARTIN

NORTHROP GRUMMAN

Raytheon

Electronic Products Division Structure

New England (MA)	Lancaster (PA)	CTI (NJ)	EWST (UK)	EYAL / GMIC
• Integrated Microwave Assemblies • Microwave Switches and Components • High Power Coaxial and Waveguide Components • Receiver Protectors • Hybrids	• Flight Instrumentation & Telemetry Products • Flight Termination • Integrated Microwave Assemblies • Radar Altimeters • IFF Systems • Automatic Carrier Landing Systems	• Signal Generation Products • Up/Down Conversion Products • Synthesizers • Oscillators • Radar Target Generators • Digital RF Memories	• EW Simulation Equipment for Operator Training and System Test • Radar Threat Simulators • Digital RF Memory based Simulators • Mobile EW and Radar Test System (MERTS)	• Solid State Power Amplifiers • Integrated Microwave Assemblies • Synthesizers • Voltage Controlled and Digital Tuned Oscillators • Catalog Switches and Attenuators
Representative Platforms: EA-18, Growler, P-8 Poseidon, E-2D Hawkeye, Trident II D-5, AMRAAM, SEWIP, SABR				**Representative Platforms:** Iron Dome, Sling of David, Barak, Arrow, Spyder

Included in sale

NASDAQ: KTOS 5 DEFENSE & SECURITY SOLUTIONS

What We Retained

KRATOS
FROM STRENGTH TO SUCCESS

Israeli Division

Radar
- Solid State Power Amplifiers (SSPAs)
- Integrated Microwave Assemblies (IMAs)
- Beam Forming Modules
- Sources
- Control Components



Electronic Warfare
- Integrated Microwave Assemblies (IMAs)
- Fast Switching Direct and Indirect Synthesizers
- Broadband Up/Down Converters
- Switched Filter Banks
- Superheterodyne Receiver (SHR)
- Digitally Tuned Oscillators (DTOs)
- Control Components



Satellite Communications
- Integrated Microwave Assemblies (IMAs)
- Block Upconverters
- Transceivers
- Solid State Power Amplifiers (SSPAs)





Missile Seekers
- Transmit/Receive (T/R) Modules
- Solid State Power Amplifiers (SSPAs)
- Synthesizers and Waveform Generators
- RF Front Ends
- Transceivers
- Proximity Sensors
- Next Generation Seeker Assemblies



Navigation Warfare, Data Links and Guided Munitions
- GPS Immune Modules
- Integrated Mixed Signal Assemblies
- Transceivers





Select Customers

IAI, L3, Panasonic, Lockheed Martin, Northrop Grumman, Selex ES, BAE Systems, SAAB, Bharat Electronics, Raytheon

Select Platforms



David's Sling



F-16



Iron Dome



BARAK 8



Guided Munitions



Commercial Aircraft



Naval EW

NASDAQ: KTOS 6 DEFENSE & SECURITY SOLUTIONS

What We Retained

Why Did We Execute This Transaction? Premium Valuation Significantly Deleveraging and Financially Accretive Significant Value Generation for Kratos’ Stakeholders Maintains Kratos’ Core and Strategic Business Areas: Unmanned Systems Satellite Communications Signal Monitoring / Intelligence & Cyber Disruptive Technologies – Rail Gun, Directed Energy, Hypersonics Missile System, Radar and Electronic Warfare Electronic Products and Subsystems Enhances Kratos’ Ability to Execute on Our Long-Term Strategy Minimal Tax “Leakage” Due to Kratos’ Net Operating Loss Tax Benefits

WGS EPS Iron Dome Patriot Sling of David THAAD Arrow3 SBIR-High AEHF WGS EPS BAMS Scan Eagle Mass Transit Systems Amtrak JFK Satellite Communications, Signal Monitoring/ Intelligence & Cyber Reaper Unmanned Systems Missile & Radar Systems Kratos ARAV Critical Infrastructure Security Systems Deployment & Integration Nuclear Power Plant CyberC4:Armor NASDAQ: KTOS 9 Kratos Business Post Divestiture CyberC4:Capture DopplerVUE Freedom Tower Combat Systems, Directed Energy, Rail Gun & Hypersonics Image Credit: NASA/John Grant Hawk Chaparral LCS DDG-1000 Rail Gun Hypersonics Trainer Directed Energy Mass Transit Guided Munitions ~58% U.S. Govt ~11% Intl. Bus. ~31% Commercial, State & Local Govt

Kratos – Industry Leader Kratos Is The Industry Leader High Performance Unmanned Aerial Aircraft, Drone and Target Systems Unmanned Aerial, Ground and Seaborne Platform Command, Control and Communication (C3) Systems Short and Medium Range Ballistic Missile Target Systems Design, Engineering and Deployment of Satellite Communications Ground Stations, Signal Intelligence and Signal Monitoring Systems Satellite Command and Control (C2) Systems – Epoch C2 Platform Satellite Radio Frequency Interference (RFI) Systems – Monics and Sat ID RFI Platforms

Kratos – Industry Leader Kratos Is An Industry Leader In: High Powered Microwave Products and Technology, and its “Packaging” for Radar, Missile, Electronic Warfare and Intelligence, Surveillance & Reconnaissance Systems – Integrated Microwave Assemblies, Solid State Power Amplifiers, GaN Technology Specialized Integrated Modular Systems which are an integral element of Critical National Security Platforms, i.e., Radar and Missile Systems, Surface Combatants, Intelligence, Surveillance and Reconnaissance Platforms, Electro Magnetic Rail Gun, CBRNE Systems, Unmanned Aerial Systems Full Scale Operations and Maintenance Training Systems for Helicopters, Tanks, Military and Combat Vehicles & Systems

Representative Major Kratos Programs – Kratos is the Prime Contractor U.S. Air Force Subscale Aerial Target – AFSAT U.S. Navy Subsonic Subscale Aerial Target – SSAT U.S. Government – MQM 178 – Fire Jet Aegis Readiness Assessment Vehicle Family of Ballistic Missile Defense & Sounding Rockets Hypersonic Programs Electromagnetic Railgun Combat Platform Training Systems U.S. Government “Confidential” Programs

Representative Major Programs Supported By Kratos

KRATOS
FROM STRENGTH TO SUCCESS

- *Patriot*
- *Terminal High Altitude Aerial Defense (THAAD)*
- *Aegis*
- *Spaced Based Infrared System (SBIRS)*
- *Wide Band Global Satellite (WGS)*
- *Advanced Extremely High Frequency (AEHF) System*
- *QF-16*
- *Electromagnetic Rail Gun*
- *Directed Energy Weapons*
- *Hypersonic Systems*
- *Littoral Combat Ship*
- *Hardened Facilities*

NASDAQ: KTOS 13 DEFENSE & SECURITY SOLUTIONS

Representative Major Programs Supported By Kratos’ Electronic Microwave Business Iron Dome Arrow Magic Wand Barak Spyder Guided Munition (Confidential) F-16 NAVAL EW (Confidential) Rivot Joint Euro Fighter LAMPS

Kratos – Industry Leader – Representative Programs U.S. DoS HATS LCS Combat Ship THAAD AN/TPY-2 Patriot Missile System AVET/NATS David’s Sling Stunner Missile David’s Sling Integrated IMA David’s Sling Separated IMA Modules

Hypersonic Vehicles Electromagnetic Rail Gun Directed Energy Weapons Aegis Readiness Assessment Vehicle (ARAV) Kratos – A Leader in Supporting Disruptive & Transformational Programs

Kratos – Key Differentiators Kratos Makes the Internal Research & Development (IR&D) Investment, and has Intellectual Property (IP) Ownership on a Substantial Number of Our Products and Platforms Kratos Designs, Engineers and Manufacturers Specialized Products and Systems Where We Are One of Very Few Providers Kratos’ Products, IP and Technology is “Designed-In” on Numerous Critical or Foundational National Security Platforms and Programs – Significant “Barrier to Entry” Kratos is Sole Source on a Significant Portion of Our Unmanned Systems, Satellite Communications and Electronic Products Business Due to our Investments, Technology, IP and “Designed In” Positions

Kratos – Significant Investments Being Made In Future Catalyst/Growth Areas High Performance Unmanned Aerial Systems Satellite Communications, Bandwidth Optimization and Cyber/RF/Information Security/Assurance Missile, Radar and Intelligence, Surveillance & Reconnaissance Programs Kratos is a recognized industry leader in each of these areas, and there are a number of Large and New Program opportunities that Kratos is pursuing

Kratos – Market Drivers Demand for Next Generation High Performance, Survivable Unmanned Aerial Systems is Growing Small Sat Growth – Low Earth Orbit (LEO), Satellites Demand for Data Communications Increasing Mass Production Techniques & Commodity Electronics in Space New Funding Sources from Information Industry and Venture Capitalists Threats to Attack U.S. National Security Satellites Pentagon to Increase Defense of Satellites Pentagon “Desegregation” and “Dispersing” Space Capabilities Across Numerous Satellites

Kratos – Market Drivers 2016 DoD Budget for Communications, Electronics and Intelligence Increasing Futuristic Weapons Development Increasing Directed Energy and Lasers Electromagnetic Rail Gun Hypersonics Microwave Rays

Kratos – Defense Industry Macro Outlook Invasion and Takeover of Crimea War in the Ukraine, Russia Backed Insurgency ISIS and Syrian Conflict Continued Saber-Rattling by North Korea High Tensions Over Disputed Ownership of East and South China Sea Increasing Threats and the Need to Safeguard the Interest of Nations and People Have Increased Demand for U.S. Weapons Exports to an All Time High

Kratos Strategic Plan Kratos’ Strategy is to make Internal Investments and own the Intellectual Property in key growing defense market segments where Disruptive Technology provides an opportunity for exponential growth We are making significant investments (IRAD, NRE, Capital Expenditures and Business Development) in areas where our capabilities align with key defense priorities Unmanned Aerial Drone Systems Satellite Communications / Signal Monitoring / Cyber Security Missile Systems, Radars and BMD We expect these investments to generate robust growth in revenue, profit and cash flow beginning in 2017/2018

Kratos – Strategy KRATOS STRATEGY Build a Technology and Products Based Business that Supports Strategic and Transformational National Security Programs, Significantly Increasing the Valuation of the Company by Bringing Disruptive Technology and Products to the Market